MyDx™
Ticker: MYDX

CANNADx™
AERODx™
ORGANADx™
AQUADx™


MyDx
CANNA Dx

MyDx, Inc.

Investor Presentation (OTCQB: MYDX)

June 8, 2016



Forward-Looking Statements

MyDx Ticker: MYDX

Statements in this presentation that are not descriptions of historical facts are "forward-looking statements" relating to future events, as that term is defined in Section 27(a) of the Securities Act of 1933, as amended, and Section 21(e) of the Securities Exchange Act of 1934, as amended. Statements may contain certain forward-looking statements pertaining to future anticipated or projected plans, performance and developments, as well as other statements relating to future operations and results. Any statements in this presentation that are not statements of historical fact may be considered to be forward-looking statements. Words such as "may," "will," "expect," "believe," "anticipate," "estimate," "intends," "goal," "objective," "seek," "attempt," or variations of these or similar words, identify forward-looking statements. These forward-looking statements by their nature are estimates of future results only and involve substantial risks and uncertainties, including but not limited to risks associated with the uncertainty of future financial results, additional financing requirements, successful commercialization of the Company's products, development of new products, the impact of competitive products or pricing, technological changes, the uncertainty regarding the laws and regulations governing the use and sale of cannabis, the effect of economic conditions, and other uncertainties detailed from time to time in our reports filed with the Securities and Exchange Commission. Except as required by Federal securities law, the Company does not undertake any obligation to release publicly any revisions to any forward-looking statements.

This presentation is for informational purposes only. This presentation does not constitute an offer to sell, or a solicitation to purchase, any securities of the Company.

Investor Snapshot

Company:	MyDx, Inc.
Ticker:	(OTCQB: MYDX)
Current Price:	$0.17
Shares Outstanding:	20.9 Million
Market Capitalization:	$3.77 Million
Insider Ownership:	44%
Average Trading Volume (10 Day Avg.)	104,000 shares per day
Long-Term Debt:	<$500,000
Revenue and Earnings Growth Rate Goal:	Between 20%-40% Per Annum

Why Invest Now?

MyDx Ticker: MYDX

- Company has reached a critical **inflection point** from R&D to Commercialization.
- Experiencing **double-digit quarterly revenue growth**
- **Restructured operations** to maximize efficiency and scalability
- Expect to achieve **profitability by year-end**
- Entered into first **distribution agreement** for CannaDX valued at **$4 million**
- Expect to launch **two new sensors by year-end**, creating new revenue channels
- **Strengthening balance sheet** by redeeming all outstanding notes
- **Expanding sales** and marketing teams for new product launches
- **Management** led by former **Pfizer** Scientist and **Panasonic** Product & Market Developer
- **Significantly undervalued** relative to other companies in industry and relative to future earnings outlook

CDX LIVE PURE

The Challenge

Today, there is no quick, easy and affordable way for consumers to **test** the **safety** & **composition** of what they **eat, drink** and **inhale**.

MyDx
Ticker: MYDX

ORGANA Dx AQUA Dx AERO Dx CANNA Dx


Google play
App Store

2016 CANNABIS ACCESSORIES GUIDE

CANNAINSIDER

Solution

MyDx Ticker: MYDX

- MyDx, Inc, one of the fastest growing companies in the multi-billion dollar Chemical Detection Industry
- Founded: 2013, HQ: San Diego, CA
- **Mission:** Empower consumers to **Trust & Verify™** what they put into their minds & bodies.
- Leveraged NASA funded technology and $7M in R&D to develop MyDx™ ("My Diagnostic"), the first multiuse handheld chemical analyzer for consumers
- First Application (CannaDx) launched July 2015
- Sales to date >$0.5 million; >1000 Units in the field; gross margin 40%+
- CannaDx Named Official Marijuana Analyzer of the Cannabis Community by MassRoots
- CannaDx Named the Coolest New Product for Cannabis Enthusiasts by CannaInsider
- Disruptive Technology now entering global commercialization
- Company on track to achieve profitability and earnings growth in 2016

CDX LIVE PURE

How does it Work?

MyDx
Ticker: MYDX


MyDx
Search
Begin Testing and Tracking...
CANNA Dx
find the best strain for you
Recently Tested >
need help?
Blue Dream
OG18
Social
Focused
Happy
Focused
Relaxed
Intelligent
ANALYZE
MyDATA

Simplicity of Use

1

Connect

Automatically connect MyDx device to the App on your mobile phone


MyDx

2

Sample

Place the sample in the test chamber on your MyDx device


MyDx

3

Measure

Get the results via the MyDx app



CDX LIVE PURE

Analyze Strains + Capture Experience

MyDx



BACK
MyDx
Harle-Tsu
Feeling
Content
Notes
Total Canna Profile
Strain Type
Hybrid
Cannabinoids
Total THC
6.11 %
Total CBD
8.85 %
Total CBN
0.05 %
Terpenes
ADD TO MY PROFILES
BACK
MyDx
Harle-Tsu
Feeling
Content
Notes
Helps You Relieve (rate each symptom)
WORSE
Anxiety
BETTER
WORSE
Epilepsy
BETTER
WORSE
Insomnia
BETTER
Makes You Feel (rate each feeling)
Sad
Happy
Lazy
Energetic
Distracted
Focused
Anxious
Relaxed
UPDATE STRAIN
BACK
MyDx
RATE
Harle-Tsu
Feeling
Content
Notes
Comments:
Purchased on 6/27/15. Best strain I have tried in a while. Love it's chemical profile.
Intake Method
Vaporizer [flower]
How You Felt Before
Neutral
Save To (Data Is Anonymous)
UPDATE STRAIN

LIVE PURE

Seek Recommendation



HOME
MyDx
need help?
MyDx Profile
Ailments
Side Effects
My Data
What would like to relieve?
(Choose One or More and Click Recommend)
Anxiety
Epilepsy
Insomnia
Add Custom Ailment
RECOMMEND PROFILES >
HOME
MyDx
need help?
MyDx Profile
Ailments
Side Effects
My Data
How Would You Like To Feel?
(Choose One or More and Click Recommend)
Happy
Energetic
Focused
Relaxed
RECOMMEND PROFILES >
BACK
MyDx
need help?
Epilepsy,Happy,Focused
Search Results:
Community
My Data
Local
Harle-Tsu
Hybrid
Total Chemical Profile
Focused +
Relaxed +
Happy +
Hungry +
Sour Tsunami
Hybrid
Total Chemical Profile
Focused +
Relaxed +
Intelligent +
Happy +
Hungry +
< REFINE SEARCH

Get Information & Personalize Experience

MyDx



MyDx
Search
Begin Testing and Tracking...
CANNA Dx
find the best strain for you
need help?
Recently Tested >
Blue Dream
OG18
Social
Focused
Happy
Focused
Relaxed
Intelligent
ANALYZE
MyDATA
BACK
MyDx
Lake Forest
Lake Elsinore
Mission Viejo
Cleveland National Forest
Murrieta
Temecula
Fallbrook
Alpha Medic, Inc.
"Deliveries Only" 619-306-3721
Encinitas
La Jolla
Santee
El Cajon
San Diego
National City
Chula Vista
Tijuana
BACK
MyDx
need help?
Settings
Ailments
Usage Settings
Ailment(s) You Wish To Track:
Migraines
Motivation
Nausea
Pain
PMS
Smarter
Stress
Add New Ailment...
SAVE SETTINGS

MyDx LIVE PURE

MyDx Ticker: MYDX


MyDx Now Predicts a
FEELING!
9:41 AM
BACK
Jay's Pre-Rolls Girl Scout Cookies
Feeling
Content
Notes
Helps You Relieve (rate each symptom)
WORSE
Insomnia
Makes You Feel (rate each symptom)
Sad
Happy
Lazy
Energetic
Distracted
Focused
Anxious
Relaxed
Paranoid
Social
Incoherent
Intelligent
UPDATE STRAIN
MyDx

MyDx Total Canna Profile™

Total Canna Profile ™



Sample Name: OG18
Username: dan
Tested On: 02/08/2016



Cannabinoids	
Total THC	19.06 %
Total CBD	0.23 %
Total CBN	0.06 %
Terpenes	
beta-Caryophyllene	0.49 mg/g
alpha-Pinene	0.09 mg/g
beta-Pinene	0.36 mg/g
Myrcene	0.09 mg/g
Limonene	0.09 mg/g
alpha-Bisabolol	0.00 mg/g
Camphene	0.01 mg/g
delta-3-Carene	0.00 mg/g
Caryophyllene oxide	0.00 mg/g
Geraniol	1.66 mg/g
Guaiol	0.00 mg/g
Linalool	0.00 mg/g
Terpinolene	0.15 mg/g
p-Cymene	0.07 mg/g
Eucalyptol	0.01 mg/g
Isopulegol	0.00 mg/g
Humulene	1.04 mg/g
Nerolidol-1	0.26 mg/g
Dosage	
Milligrams of API	N/A
Moisture Content	N/A

Ailments	
Helps People Relieve	
Migraines	Better
Pain	Better
Sexual	Better
Feelings	
Helps People Feel	
Focused	More
Relaxed	More
Intelligent	More
Notes	
Comments	San Diego Collective
Intake Method	Glass
How You Felt Before	Neutral
Save To (Data Is Anonymous)	Internal Database
How Much Did I Intake(mg)	Experienced: 10-20 mg THC
Length Of Effect	30 min - 1 hr
How much did you pay for your cannabis?	
Where did you buy it?	

CDX LIVE PURE

The Untapped Data Science of Cannabis

MyDx
Ticker: MYDX


WHAT IS MEDICAL MARIJUANA USED FOR?
Studies are confirming that medical marijuana has potential applications to many ailments. Canadians currently use medical marijuana to treat the following ailments.
SURVEY OF PATIENTS USING MEDICAL MARIJUANA IN CANADA
3% EPILEPSY
6% CANCER
36% SEVERE ARTHRITIS
10% SPINAL CORD DISEASE
14% MULTIPLE SCLEROSIS
16% SPINAL CORD INJURY
15% AIDS/HIV INFECTION
NEW RESEARCH AND TECHNOLOGIES ARE BEING DEVELOPED THAT COULD LEAD TO EVEN MORE USES FOR MEDICAL MARIJUANA

- **There are 400+ chemicals in Cannabis, it's not just about THC.**
- Most of them fall into three categories: cannabinoids, terpenoids, & flavonoids.
- Each of these compounds can modify the therapeutic effects of the plant.
- There are hundreds of different chemical combinations, each producing a different effect on different people.
- Our CannaDx™ Application tests cannabis flower for 25 important chemicals of interest, including Cannabinoids and Terpenes and associates them with feelings and ailment relief.


Terpenes to Remember
alpha-pinene
FOCUSED
memory aid
bronchodilator
anti-inflammatory
anti-microbial
linalool
RELAXED
sedative
anti-epileptic
analgesic
anti-anxiety
myrcene
BODY BUZZ
analgesic
muscle relaxant
antibiotic
"couch-lock"
beta caryophyllene
HAPPY
anti-anxiety
antidepressant
antioxidant
antimicrobial
limonene
ENERGETIC
improves mood
anti-anxiety
antidepressant
immune booster


CBL: A non-psychotomimetic cannabinoid found in the cannabis species.
CBC: Bears structural similarity to the other natural cannabinoids, including tetrahydrocannabinol, tetrahydrocannabivarin, cannabidiol and cannabinol, among others.
CBN: A mildly-psychoactive cannabinoid that comes about from the degradation of THC. There is usually very little CBN in a fresh plant.
CBL
THC
THCV
CBD
CBN
CBC
MARIJUANA CONTAINS CANNABINOIDS which are a group of terpenophenolic compounds concentrated in the viscousresin of the glandular trichomes on the plant bud
THC: Most abundant and widely known cannabinoid in cannabis. THC is the cannabinoid responsible for the main psychoactive effect patients are familiar with.
THCV: Found in largest quantities in cannabis varieties indigenous to central Africam like certain phenotypes from Malawi. It is currently being researched as a treatment for metabolic disorders including diabetes, as well as serving as a potential appetite suppressant.
CBD: With respect to the medical potential of cannabis, CBD may hold the most promise for many serious conditions. CBD is a non-psychoactive cannabinoid that is believed to reduce the psychoactive effects of THC.

LIVE PURE


ODORANT MOLECULES
MITRAL CELLS
RECEPTORS
How does it work?
MyDx mimics the way we naturally detect scents.
Human
Sense of Smell
Electronic
Sense of Smell
Sampling chemical vapors
Conversion to electrical impulse
Processing & interpretation
TOUCH
TASTE
VISION
SMELL
HEARING

Disruptive Technology

- MyDx holds the license to over 30 US and International patents for technology developed and used by NASA:
  - NASA Space Shuttle - test air quality for astronauts
  - Funded by the Bill and Melinda Gates Foundation to detect tuberculosis by sampling breath
- MyDx has filed it's own IP to strengthen licensed IP and for newly developed technology.
- New application pipeline:
  - CannaDx (available July 2015)
  - OrganaDx (launch expected 4Q16)
  - AquaDx (launch expected 4Q16)
  - AeroDx (launch expected 4Q16)
- MyDx expects ramp-up in sales and earnings as new applications enter commercialization stage

MyDx Solution Components

MyDx Ticker: MYDX

$699



MyDx Analyzer Package

The MyDx Analyzer is portable, wireless, and operates quietly to analyze .

Includes 1 CannaDx Sensor, 15 Samples Inserts, 1 Year Warranty

$69



MyDx Sensors

Each Sensor is interchangeable and specifically designed for each targeted application.

$1.29 -
$1.49



MyDx Sensor Inserts

Replaceable MyDx Sensor Inserts ensure each test is clean with vacuum air connection.

$69.99 -
$129.99


MyDx

MyDx Care Package

Comprehensive Warranty Extension for 1-3 years including unlimited replacement sensors

Google play

Available on the App Store



MyDx App

Available for iOS or Android phones to help operate and track MyDx samples.

FREE

MyDx Cloud

MyDx Cloud

Massive Knowledge Base of MyDx Fingerprints, Total Chemical Profile data, associated with feeling and ailment relief.

CDX LIVE PURE

Customers & Sales Model - CannaDx

MyDx

Manufacturers
- Know what you're growing
- Optimize plant growth conditions
- Enjoy more profits from better quality product

Consumers
- Know what you are putting in your mind & body
- Test the chemical profile and track how it makes you feel
- Find the best strain that works for you

Distributors
- Know what you are buying and selling
- Track user-generated strain reviews
- Promote your strains and print labels
- Attract new customers

Regulators
- Know what is being made and consumed
- Track production lots with "chemical fingerprint"
- Consumer Grade (Mothers)

Media Relations	Online Sales	Conferences & Tradeshows	Distribution Channel Partners

CDX LIVE PURE

Recent Media Mentions

MyDx
Ticker: MYDX

WIRED

cnet

IOT JOURNAL
CONNECT TO THE INTERNET OF THINGS

SAN DIEGO BUSINESS JOURNAL

The San Diego Union-Tribune

C&EN
CHEMICAL & ENGINEERING NEWS

equities.com

YAHOO! FINANCE

Food Quality & Safety
FARM TO FORK SAFETY

IEEE SPECTRUM

POWER Engineering

mg

CFN
Cannabis Financial Network

Bloomberg

siliconbeat

420 Nurses

FAST COMPANY

CNN Money

MJINews
MARIJUANA INVESTOR NEWS

CDX LIVE PURE

Advertising Example

MyDx Ticker: MYDX



Leafly
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Leafly List
Cannabis Strain and Infused Product Explorer
Use the filters below to find an ideal cannabis strain, edible, concentrate, or topical product.
1737 results
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Go from "what if" to "what's in it."



What can your CANNABIS do for you?
MyDx
Ticker: MYDX



Identify your ideal CANNA PROFILE
MyDx
Ticker: MYDX



Predict a feeling
Track effects
Find your strain
MyDx
Ticker: MYDX



Go from "what if" to "what's in it."
MyDx
Ticker: MYDX

CDX LIVE PURE

Strong US Demand for CannaDx



US MyDx Customer Demographics
(As of March 31, 2016)
California, 50.6%
Michigan, 6.2%
Colorado, 5.7%
Oregon, 4.5%
Washington, 4.2%
Massachusetts, 2.5%
Florida, 2.1%
Hawaii, 1.9%
Nevada, 1.8%
Arkansas, 1.8%
Arizona, 1.6%
Maine, 1.5%
New Jersey, 1.4%
Illinois, 1.4%
New York, 1.3%
Texas, 1.2%
Montana, 1.1%
Maryland, 0.9%
Pennsylvania, 0.8%
Ohio, 0.8%
New Mexico, 0.8%
Rhode Island, 0.7%
Washington DC, 0.7%
Wisconsin, 0.6%
Vermont, 0.6%
Georgia, 0.6%
Other, 2.6%
New Hampshire, 0.5%
Connecticut, 0.5%
Virginia, 0.2%
Tennessee, 0.2%
Missouri, 0.2%
Utah, 0.1%
South Carolina, 0.1%
North Carolina, 0.1%
Kentucky, 0.1%
Kansas, 0.1%
Iowa, 0.1%
Delaware, 0.1%
Alabama, 0.1%

CDX LIVE PURE

Strong Global Demand for CannaDx



Global MyDx Customer Demographics
(As of March 31, 2016)
USA, 79.7%
Canada, 8.8%
Spain, 3.2%
Netherlands, 1.2%
UK, 1.1%
Australia, 0.9%
Germany, 0.7%
Denmark, 0.6%
Israel, 0.6%
France, 0.4%
Sweden, 0.4%
Switzerland, 0.3%
China, 0.3%
Belgium, 0.2%
South Africa, 0.2%
Czech Republic, 0.2%
Estonia, 0.2%
Brazil, 0.2%
Other, 0.9%
Austria, 0.1%
US Virgin Islands, 0.1%
Belarus, 0.1%
Belize, 0.1%
Slovenia, 0.1%
Puerto Rico, 0.1%
Norway, 0.1%
Latvia, 0.1%
Japan, 0.1%
Italy, 0.1%

Early Demand from 20+ Countries Increases Addressable Market Size

CannaDx™ Market

CANNADX

Find a Cannabis STRAIN that works for you

- Fastest growing industry in America
- Federal government does not yet mandate medical cannabis testing
- Consumers don't have a standardized universal & practical testing solution today
- Projected market forecasts are increasing:
  - 25 medical compassionate states
  - 5, including DC, adult use states
  - Grew 74% to 2.7 Bn 2014. $10.8Bn by '18
  - CannaDx Market Opportunity (B2B): $50-$100M for Life Sciences Tools per Merrill Lynch Primer Report

State Cannabis Laws Map[1]


Cannabis Legalization Status
Medical cannabis legalized
Cannabis legalized for recreational use
No laws legalizing cannabis

U.S. Medical Cannabis Market2


$2B
$3
$5
$7
$8
$10B
46% CAGR: 2013-2018
2013
2014E
2015E
2016E
2017E
2018E

1) Governing The States and Localities, Nov 2014
2) ArcView Market Research; Nov 2013
3) http://www.canorml.org/RingTestOShaughnessys_Aut11.pdf
4) Marijuana Business Factbook 2015
5) Merill Lynch Primer, Biotechnology | 03 December 2015

CDX LIVE PURE

OrganaDx™

ORGANADX

Test what you EAT for organic properties

The OrganaDx™ sensor will initially test for the most common pesticides linked to Cancer

A booming industry:

- The global organic food & beverage market is expected to grow from \$80B in 2013 to \$162B by 2018 – 15% Compounded Annual Growth Rate (CAGR)[1]
- Over 10% of fruits & vegetables in the U.S. are sold as "Organic"[2]


APPLE
SAFETY
DETAILS
PASS


Global Organic Food & Beverage Market[1]
$80B
$97
$113
$129
$145
$162B
15% CAGR: 2013-2018
2013
2014E
2015E
2016E
2017E
2018E

1) Reportlinker.com; June 2014
2) Organic Trade Association - OTA's 2014 Organic Industry Survey

CDX LIVE PURE

AquaDx™

MyDx

AQUADX

Test what you DRINK for harmful chemicals

The AquaDx™ sensor will test for contaminants found in your drinking water



Market Size ($Million)
2014-e
2019-p
North America
Europe
Asia-Pacific
RoW

The market for global water testing and analysis instruments is projected to grow at a CAGR of 5.2% to reach a value of $3.5 billion by 2019



Do you know what's in your Water?

CDX LIVE PURE

AeroDx™

AERODX

Test what you INHALE for air quality

The AeroDx™ sensor will measure elements of the E.P.A. air quality index by monitoring certain chemicals in the air

Indoor & outdoor air quality testing

U.S. indoor air quality equipment market is expected to grow from to $5.8B by 2019 (7% CAGR)[2]

Air Quality Index

AQI VALUES	LEVELS OF HEALTH CONCERN
0 to 50	GOOD
51-100	MODERATE
101-150	UNHEALTHY FOR SENSISTIVE GROUPS
151-200	UNHEALTHY
201-300	VERY UNHEALTHY
301-500	HAZARDOUS


U.S. Indoor Air Quality Equipment Market2
$4B
$4
$5
$5
$5
$6B
7% CAGR: 2014-2019
2014E
2015E
2016E
2017E
2018E
2019E

1)U.S. Consumer Product Safety Commission
2)BCC Research, Sept 2014

4 Year Business Plan Status

MyDx
Ticker: MYDX

STAGE	FOCUS	RESULTS
Proof of Concept	Seed Financing Product Proof of Concept Market Proof of Concept	✓ **2013: FOUNDATION ESTABLISHED** ☑ Seed funding from Yazbeck Group ($210,000) ☑ Prepared product and market for crowdfunding campaign ☑ Strategic Partners secured for both R&D and Market ☑ Intellectual property portfolio established
Development	Series A Financing MyDx Product Development CannaDx Market Development	✓ **2014: PRODUCT DEVELOPED** ☑ Crowdfunding launched Jan 2014 (220+ Pre-Orders) ☑ Series A Preferred: closed April 2014 ($600,000) ☑ Convertible Notes: closed September 2014 ($2M) ☑ Developed MyDx Canna Beta Product ☑ Manufactured MyDx Canna Beta Product ☑ Expand IP Portfolio
Commercialization (Product & Market)	Manufacturing Supply Chain Sales and Marketing Distribution Channels Next Gen Sensor Development (Organa / Canna+)	✓ **2015: PRODUCT RELEASED** ☑ 2/15 – Shipped 220 MyDx Beta Pre-Paid Units ☑ 3/15 - Series B Preferred ($4.8M) ☑ 5/15 – Completed reverse merger [OTCQB:MYDX] ☑ 7/15 – CannaDx product Released ☑ 8/15 – OrganaDx preliminary R&D Completed ☑ 9/15 – Company reorganization (R&D To Revenue) ☑ 11/15 – Reported First Revenues for Q315
Next Generation	International Market & Sales Expansion New Core Technology Development New Applications Development Next Gen Products	**2016+: GROWTH** ❑ Global Market Footprint ❑ Spinout Verticals

CDX LIVE PURE

Infrastructure Established

MyDx
Ticker: MYDX


CDx
LIVE
PURE

CDx LIVE PURE

Manufacturing Facilities (CA)


CDX


MyDx has graduated from a New Product Introduction (NPI) Manufacturing Line to a Full Production Line at our contract manufacturing facilities in Fremont, CA.
We have streamlined our fulfillment capabilities and are ready to scale.

2016 TEAM


BOARD OF DIRECTORS
DANIEL YAZBECK
BOARD OF ADVISORS
KALED AWADA – HUMAN RESOURCES
LORI FERRARA – INDUSTRY RELATIONS
BETTY ALDSWORTH – FEDERAL RELATIONS
DANIEL
VISION & EXECUTION
JOTTI
OPERATIONS
TRINET
HUMAN RESOURCES
FINANCE
PAULSON
INVESTMENT BANK
CANNABIS FINANCIAL NETWORK
SHAREHOLDERS
BPM AUDITOR
NATCO
TRANSFER AGENT
TONY
ACCOUNTING
CFO ADVISOR
PRODUCT
NEXT DIMENSION
TECHNOLOGIES
SENSOR DEVELOPER
AQS CONTRACT
MANUFACTURING
SY
HARDWARE
ENGINEERING
ROB
SOFTWARE ENGINEERING
& DATA
TRAVIS
APPLICATION
DEVELOPMENT
ZEYEAD GHARIB
SCIENCE & TECHNOLOGY INTERN
BRANDING & MARKETING
STEPHANIE
MARKETING
GOOD PROJECT
CREATIVE DESIGN
BRAD
AFFILIATE MARKETING
ANDRÉ
DESIGNER &
CREATIVE DIRECTOR
DAMON
CELEBRITY ENDORSEMENTS
NICK
SOCIAL MEDIA
REVENUE
GARRETT
CUSTOMER SERVICE
DAVID
SALES & BUSINESS
DEVELOPMENT
MYDX
STREET TEAM
DISTRIBUTION
CHANNELS
RICH
SALES
LEGAL
GREENBRIDGE COUNSEL
CANNABIS LAW
STEVE DAVIS
CORPORATE COUNSEL
SECURITIES LAW
OVERMAN LAW
INTELLECTUAL PROPERTY
WILSON SONSINI
LEGAL COUNSEL

Team & Values

MyDx Ticker: MYDX

CDX VALUES

Limitless
A limitless mind achieves the impossible and moves boldly **WITHOUT BOUNDS**

Purity
Living pure **IMPROVES** the **QUALITY** of your life

Transparency
Clear and accurate information empowers progress

DETAIL
Aim higher with attention to detail on the journey towards **practical perfection**

FLOW Full potential is achieved when you flow in **HARMONY** with your environment

CDX LIVE PURE

Spearheading MyDx's Growth Strategy



- Daniel Yazbeck is the founder, seed investor and Chairman & CEO of MyDx.
- Leveraging nearly 15 years of experience with Fortune 500 companies
- Scientist for Pfizer Pharmaceuticals specializing in Chemical R&D technologies
- Strategic Product & Market Developer for Panasonic, engineering new products and strategic partnerships for the consumer electronics healthcare industry.
- Seasoned entrepreneur and cashflow investor for 10+ years.

Financial Highlights

Strong Quarterly Revenue Growth

MyDx
Ticker: MYDX


$3.5M
$3.0M
$2.5M
$2.0M
$1.5M
$1.0M
$0.5M
$0.0M
2Q15 *3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17
CannaDx
OrganaDx
AquaDx
AeroDx

Sales Growth Catalysts:

- **$4m distribution deal with Nanolux**
- 10,000 unit sales anticipated in first 12 months
- Additional agreements in process
- OrganaDx launch
- AquaDx launch
- AeroDx launch

Addressing Multi-billion Market by 2017

- *Future data based on internal goals, not specific Company guidance*
- **3Q15 excludes $142,286 of preorders due to revenue recognition policies*

CDX LIVE PURE

Annual Revenue Growth Trends

MyDx Ticker: MYDX



$25.0M
$20.0M
$15.0M
$10.0M
$5.0M
$0.0M
2014
2015
2016
2017
2018
2019
2020
CannaDx
OrganaDx
AquaDx
AeroDx

Sales Growth Catalysts:

- **$4m distribution deal with Nanolux**
- Additional agreements in process
- OrganaDx launch
- AquaDx launch
- AeroDx launch

Addressing Multi-billion Market by 2020

- *Future data based on internal goals, not specific Company guidance*

CDx LIVE PURE

Expanding Gross Margins

MyDx
Ticker: MYDX



80%
70%
60%
50%
40%
30%
20%
3Q15
4Q15
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17
Gross Margin

Margin growth catalysts:

- **Economies of scale from higher unit sales**
- Higher sales of CannaDx
- Launches of OrganaDx, AquaDx an AeroDx

Gross margin may double by 4Q17

** Future data based on internal goals, not specific Company guidance*

CDX LIVE PURE

Clear Visibility Towards Profitability in FY16

MyDx
Ticker: MYDX



$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
3Q15
4Q15
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17
Operating Expenses
Revenues

* Future data based on internal goals, not specific Company guidance

CDX LIVE PURE

Why Invest Now?

MyDx Ticker: MYDX

- Company has reached a critical **inflection point** from R&D to Commercialization.
- Experiencing **double-digit quarterly revenue growth**
- **Restructured operations** to maximize efficiency and scalability
- Expect to achieve **profitability by year-end**
- Entered into first **distribution agreement** for CannaDX valued at **$4 million**
- Expect to launch **two new sensors by year-end**, creating new revenue channels
- **Strengthening balance sheet** by redeeming all outstanding notes
- **Expanding sales** and marketing teams for new product launches
- **Management** led by former **Pfizer** Scientist and **Panasonic** Product & Market Developer
- **Significantly undervalued** relative to other companies in industry and relative to future earnings outlook

CDX LIVE PURE

Q & A

MYDX IS A PUBLICLY TRADED COMPANY UNDER TICKER SYMBOL MYDX

MyDx, Inc.
Daniel Yazbeck
Chairman & CEO
6335 Ferris Square, Suite B
San Diego, CA 92121
Tel (800) 814-4550
daniel@cdxlife.com
www.cdxlife.com

For more Investor Related Information, including SEC Filings, please visit ir.cdxlife.com